                                                                   EXHIBIT 10.32




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                               ESCROW AGREEMENT




                           DATED AS OF JULY 1, 1998




                                 BY AND AMONG




                    CHASE MANHATTAN BANK AND TRUST COMPANY,
                             NATIONAL ASSOCIATION
                              (AS ESCROW AGENT),




                    CHASE MANHATTAN BANK AND TRUST COMPANY,
                             NATIONAL ASSOCIATION
                                 (AS TRUSTEE)




                                      AND




                          EXODUS COMMUNICATIONS, INC.




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

          THIS ESCROW AGREEMENT (this "Agreement"), dated as of July 1, 1998, among CHASE MANHATTAN BANK AND TRUST COMPANY, NATIONAL ASSOCIATION, as escrow agent (in such capacity, "Escrow Agent"), CHASE MANHATTAN BANK AND TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee (in such capacity, "Trustee") under the Indenture (as defined herein), and EXODUS COMMUNICATIONS, INC., a Delaware corporation (the "Company").

          WHEREAS, pursuant to the Indenture, dated as of July 1, 1998 (the "Indenture"), between the Company and Trustee, on the Closing Date, the Company is issuing $200,000,000 aggregate principal amount of 11 1/4% Senior Notes due 2008 (the "Securities").

          WHEREAS, as security for its obligations under the Securities and the Indenture, the Company desires to grant to Trustee, for the benefit of the Beneficiaries (as defined herein), a security interest in and lien upon the Collateral (as defined herein).

          WHEREAS, the parties have entered into this Agreement in order to set forth the conditions upon which, and the manner in which, funds will be disbursed from the Escrow Account and released from the security interest and lien described above.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.  Defined Terms.  All terms used but not defined herein shall have
              -------------
the meanings ascribed to them in the Indenture. In addition to any other defined terms used herein, the following terms shall constitute defined terms for purposes of this Agreement and shall have the meanings set forth below:

          "Additional Securities" means such senior notes in an aggregate principal amount not to exceed $75,000,000, issued on or prior to July 1, 1999 by the Company pursuant to its option under the Purchase Agreement, dated June 26, 1998 between the Company and the Initial Purchasers.

          "Affiliate" of any specified person means any other person which, directly or indirectly, controls, is controlled by or is under common control with such specified person. For the purposes of this definition, "control" when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

          "Applied" means that disbursed funds have been applied (i) to the payment of interest on the Securities, (ii) pursuant to Section 3(c), or (iii) pursuant to Section 6(b)(iii) hereof.

          "Available Funds" means, at any date, (A) the sum of (i) the Pledged Securities and any funds or U.S. Government Securities (ii) interest earned or dividends paid on the Pledged Securities and any funds or U.S. Government Securities, less (B) the aggregate disbursements made prior to such date pursuant to this Agreement.

          "Beneficiaries" see Section 2(b)(i).

          "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York, New York and San Francisco, California are authorized or obligated by law or executive order to close.

          "Collateral" see Section 6(a).

          "Escrow Account" shall mean the escrow account established pursuant to
Section 2(b).

          "Escrow Account Statement" see Section 2(f).

          "Escrow Funds" see Section 2(b).

          "Initial Escrow Deposit" shall mean the Pledged Securities described on Schedule I hereto.

          "Interest" has, other than for purposes of Section 2(d)(iii), the meaning set forth in the Indenture.

          "Interest Payment Date" means January 1 and July 1 of each year, commencing on January 1, 1999 until the Securities are paid in full.

          "Payment Notice and Disbursement Request" means a notice sent by the Company to Escrow Agent requesting a disbursement of funds from the Escrow Account, in substantially the form of Exhibit A hereto. Each Payment Notice and
                                      ---------
Disbursement Request shall be signed by an officer of the Company.

          "Pledged Securities" means any interest in U.S. Government Securities, including the Initial Escrow Deposit, deposited into the Escrow Account pursuant to the terms of this Agreement. The scheduled payments of principal and interest on the Pledged Securities shall be sufficient to provide for the payment in full of the interest due on the Securities on the first four scheduled Interest Payment Dates commencing January 1, 1999 and ending July 1, 2000.

          "Secured Obligations" see Section 6(a).

          "U.S. Government Securities" means securities that are direct obligations of the United States of America, direct obligations of the Federal Home Loan Mortgage Corporation, direct obligations of the Federal National Mortgage Association, securities which the timely payment of whose principal and interest is unconditionally guaranteed by the full faith and credit of the United States of America, trust receipts or other evidence of a direct claim upon the instruments described above and money market mutual funds, which may be funds maintained or managed by the Trustee or its affiliates, that invest solely in such securities.

          2.  Escrow Account; Escrow Agent.
              ----------------------------

              (a) Appointment of Escrow Agent.  The Company and Trustee hereby
                  ---------------------------
appoint Escrow Agent, and Escrow Agent hereby accepts appointment, as escrow agent, under the terms and conditions of this Agreement.

              (b) Establishment of Escrow Account.
                  -------------------------------

                  (i) On or prior to the closing date of the offering of the Securities, Escrow Agent shall establish an escrow account entitled the "Escrow Account pledged by Exodus Communications, Inc. to Chase Manhattan Bank and Trust Company, National Association, as Trustee" (the "Escrow Account") at its office located at 450 West 33rd Street, 15th Floor, New York, New York 10001. The Escrow Account shall be a "securities account" as such term is defined in
Section 8-501(a) of the New York Uniform Commercial Code (the "UCC"). All funds and securities, including the Initial Escrow Deposit, Pledged Securities, additional funds or securities deposited in the Escrow Account pursuant to clause (iii) of this Section 2(b) and any U.S. Government Securities accepted by Escrow Agent pursuant to this Agreement and any proceeds thereof (collectively, the "Escrow Funds") shall be held for the exclusive benefit of Trustee, any predecessor Trustee under the Indenture and holders of the Securities or Additional Securities, as secured parties hereunder (collectively, the "Beneficiaries"). All Escrow Funds shall be held in the Escrow Account until disbursed or paid in accordance with the terms hereof. The Escrow Account and the Escrow Funds, including the Initial Escrow Deposit, the Pledged Securities and any U.S. Government Securities held by Escrow Agent shall be under the sole dominion and control of Escrow Agent for the benefit of the Beneficiaries.

                  (ii) On the closing date of the offering of the Securities, the Company shall deliver, or cause the delivery of, the Initial Escrow Deposit to Escrow Agent for deposit into the Escrow Account against Escrow Agent's written acknowledgment and receipt of the Initial Escrow Deposit. The Initial Escrow Deposit and any other Pledged Securities shall be held by the Escrow Agent and deposited into the Escrow Account for the exclusive benefit of the Beneficiaries. All payments of interest and principal on the Pledged Securities shall be deposited into the Escrow Account to be paid or disbursed in accordance with the terms hereof or, to the extent permitted by Section 2(d) hereof, reinvested in U.S. Government Securities.

                  (iii) On the closing date of the offering of the Additional Securities (the "Additional Securities Closing Date"), the Company shall deliver or cause the delivery of, and Escrow Agent shall accept for deposit into the Escrow Account, against Escrow Agent's written acknowledgment and receipt, the amount (or U.S. Government Securities) set forth in the Notice of Additional Escrow Deposit in the form of Exhibit B hereto;
                                                          ---------
provided, however, that each of the following conditions have been met:
--------  -------

                  (1) the Escrow Agent shall have received an opinion from a nationally-recognized accounting firm stating that the funds, or U.S. Government Securities, being deposited pursuant to this Section 2(b)(iii) are sufficient to pay, when due, the interest on such Additional Securities on each Interest Payment Date through and including the Interest Payment Date on July 1, 2000;

                  (2) the Escrow Agent and the Trustee shall have received a certificate dated as of the Additional Securities Closing Date signed by an executive officer of the Company to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Additional Securities Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditional on its part to be performed or satisfied under this Agreement and the Indenture on or before the Additional Securities Closing Date; and

                  (3) the Escrow Agent shall have received a Notice of Additional Escrow Deposit from the Company substantially in the form of Exhibit
                                                                        -------
B hereto.
-

          All such Escrow Funds shall be held in the Escrow Account until disbursed or paid in accordance with the terms hereof. The Escrow Account and all Escrow Funds, including the funds deposited pursuant to this subsection
(iii), the Pledged Securities and any U.S. Government Securities held by Escrow Agent shall be under the dominion and control of Escrow Agent for the benefit of the Beneficiaries.

          The Escrow Agent shall purchase, or cause to be purchased, U.S. Government securities with all funds deposited pursuant to this subsection
(iii). The U.S. Government Securities shall be held by the Escrow Agent and deposited into the Escrow Account for the exclusive benefit of the Beneficiaries. All payments of interest and principal on the U.S. Government Securities shall be deposited into the Escrow Account to be paid or disbursed in accordance with the terms hereof or, to the extent permitted by Section 2(d) hereof, reinvested in U.S. Government Securities.

          (c) Escrow Agent Compensation. The Company shall pay to Escrow Agent
              -------------------------
such compensation for services to be performed by it under this Agreement as the Company and Escrow Agent may agree in writing from time to time. Escrow Agent shall be paid any compensation owed to it directly by the Company and shall not disburse from the Escrow Account any such compensation owed to it nor shall Escrow Agent have any interest in the Escrow Account with respect to such compensation owed to it.

          The Company shall reimburse Escrow Agent upon request for all reasonable expenses, disbursements, and advances incurred or made by Escrow Agent in implementing any of the provisions of this Agreement, including compensation and the reasonable expenses and disbursements of its counsel. Escrow Agent shall be paid any such expenses owed to it directly by the Company and shall not disburse from the Escrow Account any such amounts nor shall Escrow Agent have any interest in the Escrow Account with respect to such amounts.

          (d) Investment and Reinvestment of Funds in Escrow Account.  Any funds
              ------------------------------------------------------
on deposit in the Escrow Account which are not invested in U.S. Government Securities may be reinvested, at the Company's option, only upon the following terms and conditions:

               (i)  Acceptable Investments.  All funds deposited or held in the
                    ----------------------
     Escrow Account at any time shall be invested by Escrow Agent in U.S. Government Securities in accordance with the Company's written instructions from time to time to Escrow Agent; provided, however, that (1) the Company
                                        --------  -------
     shall only designate investment of funds in U.S. Government Securities maturing in an amount sufficient to and/or generating interest income sufficient to, when added to the balance of funds held in the Escrow Account, provide for the payment of interest on the outstanding Securities on each Interest Payment Date beginning on and including January 1, 1999 and through and including the Interest Payment Date on July 1, 2000 and (2) any such written instruction shall specify the particular investment to be made, shall state that such investment is authorized to be made hereby and in particular satisfies the requirements of the preceding clause (1) of this proviso, shall contain the certification referred to in Section 2(d)(ii), if required, and shall be executed by an Officer of the Company. Escrow Agent shall have no responsibility for determining whether funds held in the Escrow Account shall have been invested in such a manner so as to comply with the requirements of this clause (i). All U.S. Government Securities shall be assigned to and held in the possession of, or, in the case of U.S. Government Securities maintained in book entry form with the Federal Reserve Bank, transferred to a book entry account in the name of Escrow Agent for the benefit of the Beneficiaries, with such guarantees as are customary, except that U.S. Government Securities maintained in book entry form with the Federal Reserve Bank shall be transferred to a book entry account in the name of Escrow Agent at the Federal Reserve Bank that includes only U.S. Government Securities held by Escrow Agent for its customers and segregated by separate recordation in the books and records of Escrow Agent. Escrow Agent shall not be liable for losses on any investments made by it pursuant to and in compliance with such written instructions. In the absence of instructions from the Company that meet the requirements of this Section 2(d)(i), Escrow Agent shall have no obligation to invest funds held in the Escrow Account.

               (ii) Security Interest in Investments.  No investment of funds in
                    --------------------------------
     the Escrow Account shall be made unless the Company has certified to Escrow Agent and Trustee that, upon such investment, Trustee will have a first priority perfected security interest in the applicable investment in the form of an officer's certificate substantially in the form of Exhibit C
                                                                   ---------
     hereto. If a certificate as to a class of investments has been provided to Escrow Agent, a certificate need not be issued with respect to individual investments in securities in that class if the certificate applicable to the class remains accurate with respect to such individual investments, which continued accuracy Escrow Agent may conclusively assume.

               (iii)  Interest and Dividends.  All interest earned and dividends
                      ----------------------
     paid on the Escrow Funds shall be deposited in the Escrow Account as additional Collateral and, if not required to be disbursed in accordance with the terms hereof by the Escrow Agent, subject to subsections 6(b)(iii), 6(e) and 6(f), shall be reinvested in accordance with the terms hereof in U.S. Government Securities unless an Event of Default has occurred or Trustee has notified Escrow Agent that it should only take direction from Trustee or should no longer take direction from the Company. Notwithstanding the foregoing, the Escrow Agent shall be under not obligation to reinvest any Excess Funds (as defined below) (or fund that are expected to become Excess Funds within 60 days of their receipt by the Escrow Agent) held in the Escrow Account from time to time.

               (iv)   Limitation on Escrow Agent's Responsibilities.  Escrow
                      ---------------------------------------------
     Agent's sole responsibilities under this Section 2 shall be (A) to retain possession of certificated U.S. Government Securities (except, however, that Escrow Agent may surrender possession to the issuer of any such U.S. Government Securities for the purposes of effecting assignment, crediting interest, or reinvesting such security or reducing such security to cash) and to be the registered or designated owner of the Pledged Securities and any U.S. Government Securities which are not certificated, (B) to follow the Company's written instructions given in accordance with Section 2(d)(i), (C) to invest and reinvest Escrow Funds pursuant to this Section 2(d) and (D) to use reasonable efforts to reduce to cash such U.S. Government Securities as may be required to fund any disbursement or payment in accordance with Section 3. In connection with clause (A) above, Escrow Agent will maintain continuous possession in the State of New York of certificated U.S. Government Securities and cash included in the Collateral and will cause the Pledged Securities and any uncertificated U.S. Government Securities to be registered in the book-entry system of, and transferred to an account of Escrow Agent or a sub-agent of Escrow Agent at, any Federal Reserve Bank. Except as provided in Section 6, Escrow Agent shall have no other responsibilities with respect to perfecting or maintaining the perfection of the security interest in the Collateral and shall not be required to file any instrument, document or notice in any public office at any time or times. In connection with clause (D) above and subject to the following sentence, Escrow Agent shall not be required to reduce to cash any U.S. Government Securities to fund any disbursement or payment in accordance with Section 3 in the absence of written instructions signed by an Officer of the Company specifying the particular investment to liquidate. If no such written instructions are received, Escrow Agent may liquidate those U.S. Government Securities having the lowest interest rate per annum or if none such exist, those having the nearest maturity.

          (e) Substitution of Escrow Agent.  Escrow Agent may resign by giving
              ----------------------------
no less than 15 Business Days prior written notice to the Company and Trustee. Such resignation shall take effect upon the later to occur of (i) delivery of all Escrow Funds maintained by Escrow Agent hereunder and copies of all books, records, plans and other documents in Escrow Agent's possession relating to such Escrow Funds, the Pledged Securities or any U.S. Government Securities or this Agreement to a successor escrow agent mutually approved by the Company and Trustee (which approvals shall not be unreasonably withheld or delayed) and the taking of such other steps as may be necessary to give Trustee a first priority security interest in the Pledged Securities and (ii) the Company, Trustee and such successor escrow agent entering into this Agreement or any written successor agreement no less favorable to the interests of the holders of the Securities and Trustee than this Agreement; and Escrow Agent shall thereupon be discharged of all obligations under this Agreement and shall have no further duties, obligations or responsibilities in connection herewith, except as set forth in Section 4. If a successor escrow agent has not been appointed or has not accepted such appointment within 20 Business Days after Escrow Agent has given notice of resignation to the Company, Escrow Agent may apply to a court of competent jurisdiction for the appointment of a successor escrow agent. Any corporation or association into which the Escrow Agent may be merged or with which it may be consolidated, or any corporation or association resulting from any merger or consolidation to which the Escrow Agent shall be a party, or any corporation or association succeeding to the business of the Escrow Agent, shall be the successor of the Escrow Agent hereunder; provided that such successor Escrow Agent shall take all steps necessary to preserve the first priority perfected security interest of the Trustee in the Collateral.

          (f) Escrow Account Statement.  At least 30 days prior to each Interest
              ------------------------
Payment Date, Escrow Agent shall deliver to the Company and Trustee (if the Trustee is not also the Escrow Agent) a statement setting forth with reasonable particularity the balance of Escrow Funds then in the Escrow Account and a description of the instruments or other investments in which such funds are invested ("Escrow Account Statement"). The parties hereto irrevocably instruct Escrow Agent that on the first date upon which the balance in the Escrow Account (including the holdings of all U.S. Government Securities) is reduced to zero, Escrow Agent shall deliver to the Company and to Trustee (if the Trustee is not also the Escrow Agent) a notice that the balance in the Escrow Account has been reduced to zero.

     3.  Disbursements.
         -------------

         (a) Payment Notice and Disbursement Request; Disbursements.  At least
             ------------------------------------------------------
five business days prior to an Interest Payment Date, the Company may submit to Escrow Agent, with a copy to Trustee a completed Payment Notice and Disbursement Request substantially in the form of Exhibit A hereto.
                                     ---------

          Escrow Agent's disbursement pursuant to any Payment Notice and Disbursement Request shall be subject to the satisfaction of the applicable conditions set forth in Section 3(b). Provided such Payment Notice and Disbursement Request is not rejected by it, Escrow Agent, as soon as reasonably practicable on the Interest Payment Date, but in no event later than 12:00 Noon (New York City time) on the Interest Payment Date, shall disburse the funds requested in such Payment Notice and Disbursement Request by wire or book-entry transfer of immediately available funds to the account of Trustee for the benefit of the Beneficiaries. Escrow Agent shall notify Trustee as soon as reasonably possible (but not later than two (2) Business Days from the date of receipt of the Payment Notice and Disbursement Request) if any Payment Notice and Disbursement Request is rejected and the reason(s) therefor. In the event such rejection is based upon nonsatisfaction of the condition in Section 3(b)(I), the Company shall thereupon resubmit the Payment Notice and Disbursement Request with appropriate changes.

          (b) Conditions Precedent to Disbursement.  Escrow Agent's payment of
              ------------------------------------
any disbursement pursuant to this Section 3 shall be made only if: (I) the Company shall have submitted, in accordance with the provisions of Section 3(a), a completed Payment Notice and Disbursement Request to Escrow Agent substantially in the form of Exhibit A with blanks appropriately filled in, and
                             ---------
(II) Escrow Agent shall not have received any notice from Trustee prior to such disbursement that as a result of an Event of Default the indebtedness represented by the Securities or Additional Securities, as the case may be, has been accelerated and has become due and payable (in which event Escrow Agent shall apply all Available Funds as required by Section 6(b)(iii)).

          (c) The Company Payments; Excess Funds.  If (i) the Company makes any
              ----------------------------------
interest payment or portion of an interest payment on the Securities from a source of funds other than the Escrow Account (the "Company Funds"), or (ii) immediately following an Interest Payment Date, the scheduled payments of principal and interest on the Pledged Securities maintained in the Escrow Account shall be sufficient to provide for the payment in full of the interest due on the Securities on the remaining scheduled Interest Payment Dates on or before July 1, 2000 and the Escrow Account contains funds in addition to such Pledged Securities (the "Excess Funds"), then the Company may, (A) with respect to clause (i) above, after payment in full of such interest payment by the Company, direct Escrow Agent to release to the Company or at the direction of the Company an amount of funds from the Escrow Account less than or equal to the amount of the Company Funds so expended, or (B) with respect to clause (ii) above, direct Escrow Agent in writing to release to the Company or at the direction of the Company an amount of funds from the Escrow Account less than or equal to the amount of Excess Funds. Upon receipt of a request from the Company (including the certificate described in the following sentence), Escrow Agent will pay over to the Company or designee of the Company the requested amount. Concurrently with any release of funds to the Company pursuant to this Section 3(c), the Company will deliver to Escrow Agent a certificate upon which the Escrow Agent may conclusively rely signed by an authorized signatory of the Company stating that all conditions under this Agreement and the Indenture have been satisfied and such release does not contravene, or constitute a default under, any judgment, injunction, order, or decree binding upon the Company and is in accordance with the provisions of this Agreement.

          (d) If at any time the principal of and interest on the Collateral exceeds 100% of the amount sufficient, in the written opinion of a nationally recognized firm of independent accountants selected by the Company and delivered to Escrow Agent and Trustee, to provide for payment in full of the interest on outstanding Securities on each Interest Payment Date through and including the Interest Payment Date on July 1, 2000, the Company may direct Escrow Agent to release any such overfunded amount to the Company or to such other party as the Company may direct. Upon receipt of written instructions executed by the Company in the form of an Officers'

Certificate upon which the Escrow Agent may conclusively rely, Escrow Agent shall pay, or shall cause the payment, over to the Company or the Company's designee, as the case may be, any such overfunded amount.

          4.  Limitation of Escrow Agent's Liability; Responsibilities of Escrow
              ------------------------------------------------------------------
Agent.  Escrow Agent's responsibility and liability under this Agreement shall
-----
be limited as follows: (i) Escrow Agent does not represent, warrant or guaranty to the holders of the Securities from time to time the performance of the Company; (ii) Escrow Agent shall have no responsibility to the Company or the holders of the Securities or Trustee from time to time as a consequence of performance or non-performance by Escrow Agent hereunder, except for any bad faith, gross negligence or willful misconduct of Escrow Agent; (iii) the Company shall remain solely responsible for all aspects of the Company's business and conduct; and (iv) Escrow Agent is not obligated to supervise, inspect or inform the Company or any third party of any matter referred to above. In no event shall Escrow Agent be liable (a) for acting in accordance with or relying upon any instruction, notice, demand, certificate or document from the Company or any entity acting on behalf of the Company, (b) for any consequential, punitive or special damages of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage regardless of the form of action, (c) for the acts or omissions of its nominees, correspondents, designees, subagents or subcustodians, (d) for an amount in excess of the value of the Escrow Account or (e) for the validity, sufficiency or priority of this Agreement or any Collateral or other security furnished hereby.

          No implied covenants or obligations shall be inferred from this Agreement against Escrow Agent, nor shall Escrow Agent be bound by the provisions of any agreement beyond the specific terms hereof. Specifically and without limiting the foregoing, Escrow Agent shall in no event have any liability in connection with its investment, reinvestment or liquidation, in good faith and in accordance with the terms hereof, of any Escrow Funds held by it hereunder, including without limitation any liability for any delay not resulting from gross negligence or willful misconduct in such investment, reinvestment or liquidation, or for any loss of principal or income incident to any such delay.

          Escrow Agent shall be entitled to rely upon any judicial or administrative order or judgment, upon any opinion of counsel or upon any certification, instruction, notice, or other writing delivered to it by the Company or Trustee in compliance with the provisions of this Agreement without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of service thereof. Escrow Agent may act in reliance upon any instrument comporting with the provisions of this Agreement or signature believed by it to be genuine and may assume that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

          At any time Escrow Agent may request in writing an instruction in writing from the Company (other than any disbursement pursuant to Section 6(b)(iii)), and may at its own option include in such request the course of action it proposes to take and the date on which it proposes to act, regarding any matter arising in connection with its duties and obligations hereunder; provided, however, that Escrow Agent shall state in such request
           --------  -------
that it believes in good faith that such proposed course of action is consistent with an identified provision of this Agreement. Escrow Agent shall not be liable to the Company for acting without the Company's consent in accordance with such a proposal on or after the date specified therein if (i) the specified date is at least four Business Days after the Company receives Escrow Agent's request for instructions and its proposed course of action, and (ii) prior to so acting, Escrow Agent has not received the written instructions requested from the Company.

          At the expense of the Company, Escrow Agent may act pursuant to the advice of counsel chosen by it with respect to any matter relating to this Agreement and (subject to clause (ii) of the first paragraph of this Section 4) shall not be liable for any action taken or omitted in accordance with such advice.

          Escrow Agent shall not be called upon to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, any securities or other property deposited hereunder.

          In the event of any ambiguity in the provisions of this Agreement with respect to any Escrow Funds property deposited hereunder, Escrow Agent shall be entitled to refuse to comply with any and all claims, demands or instructions with respect to such Escrow Funds and Escrow Agent shall not be or become liable for its failure or refusal to comply with conflicting claims, demands or instructions. Escrow Agent shall be entitled to refuse to act until either any conflicting or adverse claims or demands shall have been finally determined by a court of competent jurisdiction or settled by agreement between the conflicting claimants as evidenced in a writing, satisfactory to Escrow Agent, or Escrow Agent shall have received security or an indemnity satisfactory to Escrow Agent sufficient to hold Escrow Agent harmless from and against any and all loss, liability or expense which Escrow Agent may incur by reason of its acting. Escrow Agent may in addition elect in its sole option to commence an interpleader action or seek other judicial relief or orders as Escrow Agent may deem necessary. The costs and expenses (including reasonable attorney's fees and expenses) incurred in connection with such proceedings shall be paid by, and shall be deemed an obligation of the Company.

          No provision of this Agreement shall require Escrow Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

          Escrow Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of Escrow Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility).

          5.  Indemnity.  The Company shall indemnify, hold harmless and defend
              ---------
Trustee
and Escrow Agent and their respective directors, officers, agents, employees and controlling persons, from and against any and all claims, actions, obligations, liabilities and expenses, including reasonable defense costs, reasonable investigative fees and costs, reasonable legal fees, and claims for damages, arising from Trustee's or Escrow Agent's performance or non-performance, or in connection with Escrow Agent's acceptance of appointment as Escrow Agent under this Agreement, except to the extent that such liability, expense or claim is solely and directly attributable to the bad faith, gross negligence or willful misconduct of any of the foregoing persons. The provisions of this Section 5 shall survive any termination, satisfaction or discharge of this Agreement as well as the resignation or removal of Escrow Agent. Notwithstanding anything to the contrary in this Agreement, no indemnity claim under this Section 5 shall constitute a Secured Obligation (as defined below) or entitled to benefit of any security interest in the Escrow Account.

          6.  Grant of Security Interest; Instructions to Escrow Agent.
              --------------------------------------------------------

              (a) The Company hereby irrevocably grants a first priority security interest in and lien on, and pledges to Trustee for the ratable benefit of the Beneficiaries, all of the Company's right, title and interest in the Escrow Account, and all property now or hereafter placed or deposited in, or delivered to Escrow Agent for placement or deposit in, the Escrow Account, including, without limitation, the Pledged Securities, all Escrow Funds held therein, all U.S. Government Securities held by (or otherwise maintained in the name of) Escrow Agent pursuant to Section 2, and all proceeds thereof as well as all rights of the Company under this Agreement (collectively, the "Collateral"), in order to secure all obligations and indebtedness of the Company under the Indenture, the Securities, or Additional Securities, as the case may be, this Agreement and any other obligation, now or hereafter arising, of every kind and nature, owed by the Company under the Indenture or the Securities to the holders of the Securities or to Trustee or any predecessor Trustee (the "Secured Obligations"). Escrow Agent hereby acknowledges Trustee's security interest and lien as set forth above. The Company shall take or direct the Escrow Agent to take all actions necessary on its part to insure the continuance of a first priority security interest in the Collateral in favor of Trustee in order to secure all such obligations and indebtedness.

               (b) The Company and Trustee hereby irrevocably instruct Escrow Agent to, and Escrow Agent shall:

                   (i) (A) maintain sole dominion and control over the Escrow Funds in the Escrow Account for the benefit of Trustee to the extent specifically required herein, (B) maintain, or cause its agent to maintain, possession of all certificated U.S. Government Securities purchased hereunder that are physically possessed by Escrow Agent in order for Trustee to enjoy a continuous perfected first priority security interest therein under the law of the State of New York (the Company hereby agreeing that in the event any certificated U.S. Government Securities are in the possession of the Company or a third party, the Company shall use its best efforts to deliver all such certificates to Escrow Agent), (C) comply with all directions furnished by the Company pursuant to paragraph (a) of this
     Section 6 to cause Trustee to enjoy a continuous perfected first priority security interest under any applicable

     Federal and State of New York law in all U.S. Government Securities purchased hereunder that are not certificated and (D) maintain the Collateral free and clear of all liens, security interests, safekeeping or other charges, demands and claims against Escrow Agent of any nature now or hereafter existing in favor of anyone other than Trustee;

               (ii) promptly notify Trustee if Escrow Agent receives written notice that any person other than Trustee has a lien or security interest upon any portion of the Collateral other than as permitted in clause (i) of this Section 6(b); and

               (iii) in addition to disbursing amounts held in escrow pursuant to any Payment Notice and Disbursement Requests given to it pursuant to
     Section 3, upon receipt of written notice from Trustee of the acceleration of the maturity of the Securities, and direction from Trustee to disburse all Available Funds to Trustee, as promptly as practicable, the Escrow Agent shall disburse all funds held in the Escrow Account to Trustee and transfer title to all Pledged Securities and U.S. Government Securities held by Escrow Agent hereunder to Trustee. In addition, upon an Event of Default (as defined in the Indenture) and for so long as such Event of Default continues, Trustee may, and Escrow Agent shall on behalf of Trustee when instructed by Trustee, exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the UCC or other applicable law, and Trustee may, and Escrow Agent shall on behalf of Trustee when instructed by Trustee, also upon obtaining possession of the Collateral as set forth herein, without notice to the Company except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Trustee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Trustee may deem commercially reasonable. The Company acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale. The Company agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Trustee shall not be obligated to make any sale regardless of notice of sale having been given. Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          The lien and security interest provided for by this Section 6 shall automatically terminate and cease as to, and shall not extend or apply to, and Trustee shall have no security interest in, any funds disbursed by Escrow Agent whether for payment of interest on the outstanding Securities or to the Company pursuant to this Agreement to the extent not inconsistent with the terms hereof. Notwithstanding any other provision contained in this Agreement, Escrow Agent shall act solely as Trustee's agent in connection with its duties under this
Section 6 or any other duties herein relating to the Escrow Account or the Escrow Funds held thereunder. Escrow Agent shall not have any right to receive compensation from Trustee and shall have no authority to obligate Trustee or to compromise or pledge its security interest hereunder. Accordingly, Escrow Agent is hereby directed to cooperate with Trustee in the exercise of its rights in the Collateral provided for herein.

          (c) Any money and U.S. Government Securities collected by Trustee pursuant to Section 6(b)(iii) shall be applied as provided in the Indenture. Any surplus of such cash or cash proceeds held by Escrow Agent and remaining after indefeasible payment in full of all the obligations under the Indenture shall be paid over to the Company upon the Company request or as a court of competent jurisdiction may direct.

          (d) The Company will execute and deliver or cause to be executed and delivered, or use its best efforts to procure, all stock powers, proxies, assignments, instruments and other documents, deliver any instruments to Escrow Agent and take any other actions that are necessary or desirable to perfect, continue the perfection of, or protect the first priority of Trustee's security interest in and to the Collateral, to protect the Collateral against the rights, claims, or interests of third persons or to effect the purposes of this Agreement. The Company also hereby authorizes Trustee to file any financing or continuation statements with respect to the Collateral without the signature of the Company (to the extent permitted by applicable law). The Company will pay all reasonable costs incurred in connection with any of the foregoing. It is expressly understood and agreed that Escrow Agent has no duty to determine whether to file or record any document or instrument relating to Collateral.

          (e) The Company hereby appoints Trustee as its attorney-in-fact with full power of substitution to do any act which the Company is obligated hereunder to do, and Trustee may, but shall not be obligated to, exercise or perform such rights, actions or obligations as the Company is required hereunder to exercise with respect to the Collateral and take any such action in the Company's name to protect Trustee's security interest hereunder.

          (f) If at any time Escrow Agent shall receive an "entitlement order" (within the meaning of Section 8-102(a)(8) of the UCC) issued by Trustee and relating to the Escrow Account, Escrow Agent shall comply with such entitlement order without further consent by the Company or any other person.

     7.  Termination of this Agreement; Termination of Security Interest.
         ---------------------------------------------------------------
This Agreement and the security interest in the Collateral evidenced by this Agreement shall terminate automatically and be of no further force or effect upon the payment in full in cash of all interest (including Liquidated Damages, as defined in the Indenture) due through and including the Interest Payment Date occurring on July 1, 2000 and the Collateral shall promptly be paid over and transferred to the Company upon the termination of this Agreement by wire transfer to such other accounts as the Company may direct the Trustee in writing; provided, however, that the obligations of the Company under Section
         --------  -------
2(c) and Section 5 (and any existing claims thereunder) shall survive termination of this Agreement and the resignation of Escrow Agent. Upon payment in full of all interest (and Liquidated Damages, if any) accruing on or prior to July 1, 2000, Escrow Agent shall, pursuant to a certificate of an officer of the Company, reassign and redeliver to the Company all of the Collateral hereunder that has not been sold, disposed of, retained or applied by Escrow Agent in accordance with the terms of this Agreement and the Indenture. Such reassignment and delivery shall be without warranty by or recourse to Escrow Agent in its capacity as such, except as to the absence of any liens on the Collateral created by or arising through Escrow Agent, and shall be at the sole expense of the Company.

     8.   Representations and Warranties.  The Company hereby represents and
          ------------------------------
warrants that:

          (a) The execution, delivery and performance by the Company of this Agreement are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the Certificate of Incorporation of the Company or of any material agreement, judgment, injunction, order, decree or other instrument binding upon the Company or result in the creation or imposition of any Lien on any assets of the Company, except for the security interests granted under Section 6 of this Agreement.

          (b) The Company is the beneficial owner of the Collateral, free and clear of any Lien or claims of any person or entity (except for the security interest, granted under Section 6 of this Agreement). No financing statement covering the Collateral is on file in any public office other than the financing statements, if any, filed pursuant to this Agreement.

          (c) This Agreement has been duly executed and delivered by the Company and assuming the due authorization and valid execution and delivery of this Agreement by Trustee and Escrow Agent and enforceability of this Agreement against Escrow Agent and Trustee in accordance with its terms, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (ii) general principles of equity and commercial reasonableness or, (iii) the exculpation provisions and rights to indemnification hereunder may be limited by U.S. federal and state securities laws and public policy considerations and (iv) the waiver of rights and defenses contained in Sections 15(j) and 15(o).

          (d) Upon the delivery to Escrow Agent of any certificates or instruments, if any, representing any Collateral, the filing of financing statements, if any, required by the UCC, the crediting to the Escrow Account of any Collateral constituting securities entitlements and the transfer and pledge to Trustee of the Collateral, the pledge of the Collateral pursuant to Section 6 of this Agreement creates in favor of the Trustee a valid and perfected first priority security interest in and to the Collateral, securing the payment of the Secured Obligations for the benefit of the Beneficiaries, enforceable as such against all creditors of the Company and any persons purporting to purchase any of the Collateral from the Company other than as permitted by the Indenture.

          (e) No consent of any other person and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by the Company of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Company (except for any filings necessary to perfect Liens on the Collateral) or (ii) for the exercise by Escrow Agent or Trustee of the rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except, in each case, as may be required in connection with such disposition by laws affecting the offering and sale of securities.

          (f) No litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of the Company, threatened by or against the Company with respect to this Agreement or any of the transactions contemplated hereby.

          (g) The pledge of the Collateral pursuant to this Agreement is not prohibited by any applicable law or governmental regulation, release, interpretation or opinion of the Board of Governors of the Federal Reserve System or other regulatory agency (including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System).

     9.   Covenants.  The Company covenants and agrees with the Beneficiaries
          ---------
from and after the date of this Agreement until the earlier of payment in full in cash of (A) all interest due through and including the Interest Payment Date occurring on July 1, 2000 or (B) all obligations due and owing under the Indenture and the Securities in the event such obligations become due and payable prior to the payment of the first four scheduled interest payments on the Securities:

          (a) The Company agrees that it will not (i) sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Collateral or
(ii) create or permit to exist any Lien upon or with respect to any of the Collateral (except for the lien created pursuant to or permitted under this Agreement) and at all times will be the sole beneficial owner of the Collateral.

          (b) The Company agrees that it will not (i) enter into any agreement or understanding that restricts or inhibits Escrow Agent's or Trustee's rights or remedies hereunder, including, without limitation, Trustee's right to sell or otherwise dispose of the Collateral pursuant to Section 6(b)(iii) of this Agreement other than any agreement with the Trustee or (ii) fail to pay or discharge any tax, assessment or levy of any nature not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment with regard to the Collateral.

     10.  Power of Attorney Upon Event of Default.  In addition to all of the
          ---------------------------------------
powers granted to Trustee pursuant to Article 6 of the Indenture, the Company hereby appoints and constitutes Trustee as the Company's attorney-in-fact to exercise to the fullest extent permitted by law all of the following powers upon and at any time after the occurrence and during the continuance of an Event of
Default: (i) collection of proceeds of any Collateral; (ii) conveyance of any item of Collateral to any purchaser thereof; (iii) giving of any notices or recording of any Liens under Section 6; (iv) making of any payments or taking any acts under Section 11; and (v) paying or discharging taxes or Liens levied or placed upon the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Trustee in its sole discretion, and such payments made by Trustee to become the obligations of the Company to Trustee, due and payable immediately upon demand. Trustee's authority hereunder shall include, without limitation, the authority to endorse and negotiate any checks or instruments representing proceeds of Collateral in the name of the Company, execute and give receipt for any certificate of ownership or any document constituting Collateral, transfer title to any item of Collateral, sign the Company's name on all financing statements (to the extent permitted by applicable law) or any other documents deemed necessary or appropriate by Trustee to preserve, protect or perfect this security interest in the Collateral and to file the same, prepare, file and sign the Company's name on any notice of Lien, to take any other actions arising from or incident to the powers granted to Trustee in this Agreement. This power of attorney is coupled with an interest and is irrevocable by the Company.

          11.  Trustee May Perform.  If the Company fails to perform any
               -------------------
agreement contained herein, Trustee may itself perform, but shall not be obligated to, or cause performance of, such agreement, and the reasonable expenses of Trustee incurred in connection therewith shall be payable by the Company under Section 13 hereof.

          12.  No Assumption of Duties; Reasonable Care.  The rights and powers
               ----------------------------------------
granted to Escrow Agent and Trustee hereunder are being granted in order to preserve and protect Trustee's security interest in and to the Collateral granted hereby and shall not be interpreted to, and shall not, impose any duties on Escrow Agent or Trustee in connection therewith other than those expressly imposed under applicable law. Except as provided by applicable law or by the Indenture, Escrow Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Escrow Agent accords similar property in similar situations, it being understood that Escrow Agent shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Escrow Agent has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral; provided, however, that
                                                    --------  -------
nothing contained in this Agreement shall relieve Escrow Agent of any responsibilities as a securities intermediary under applicable law. The Escrow Agent is entering into this Agreement solely in its capacity as Escrow Agent and not in its individual capacity, and shall be entitled to the rights, protections and exculpations furnished to the Trustee under the Indenture as if set forth herein in addition to (and not in limitation of) any rights, protections or exculpations furnished to it under this Agreement.

          13.  Expenses of the Trustee.  The Company will upon demand pay to
               -----------------------
Trustee the amount of any and all reasonable expenses, including, without limitation, the reasonable fees, expenses and disbursements of its counsel, experts and agents retained by Trustee that Trustee may incur in connection with
(i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Beneficiaries hereunder, or (iv) the failure by the Company to perform or observe any of the provisions hereof.

          14.  Security Interest Absolute.  All rights of the Beneficiaries and
               --------------------------
security interests hereunder, and all obligations of the Company hereunder, shall be absolute and unconditional irrespective of:

               (a) any lack of validity or enforceability of the Indenture or any other agreement or instrument relating thereto;

               (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture;

               (c) any exchange, surrender, release or nonperfection of any Liens on any other collateral for all or any of the Secured Obligations; or

               (d) to the extent permitted by applicable law, any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Company in respect of the Secured Obligations or of this Agreement.

          15.  Miscellaneous.
               -------------

               (a) Waiver.  Any party hereto may specifically waive any breach
                   ------
of this Agreement by any other party, but no such waiver shall be deemed to have been given unless such waiver is in writing, signed by the waiving party and specifically designating the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches.

               (b) Severability.  If for any reason whatsoever any one or more
                   ------------
of the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid in a particular case or in all cases, such circumstances shall not have the effect of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid, and the inoperative, unenforceable or invalid provision shall be construed as if it were written so as to effectuate, to the maximum extent possible, the parties' intent.

               (c) Assignment.  This Agreement is personal to the parties
                   ----------
hereto, and the rights and duties of any party hereunder shall not be assignable except with the prior written consent of the other parties. Notwithstanding the foregoing, this Agreement shall inure to and be binding upon the parties and their successors and permitted assigns.

               (d) Benefit.  The parties hereto and their successors and
                   -------
permitted assigns, but no others, shall be bound hereby and entitled to the benefits hereof; provided, however, that the Beneficiaries (including holders of
                 --------  -------
the Securities) and their assigns shall be entitled to the benefits hereof and to enforce this Agreement.

               (e) Time.  Time is of the essence with respect to each provision
                   ----
of this

Agreement.

          (f) Entire Agreement; Amendments.  This Agreement and the Indenture
              ----------------------------
contain the entire agreement among the parties with respect to the subject matter hereof and supersede any and all prior agreements, understandings and commitments, whether oral or written. Any amendment or waiver of any provision of this Agreement and any consent to any departure by the Company from any provision of this Agreement shall be effective only if made or duly given in compliance with all of the terms and provisions of the Indenture, and none of Escrow Agent, Trustee or any holder of Securities shall be deemed, by any act, delay, indulgence, omission or otherwise, to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. Failure of Escrow Agent, Trustee or any holder of Securities to exercise, or delay in exercising, any right, power or privilege hereunder shall not operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Escrow Agent, Trustee or any holder of Securities of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that Escrow Agent, Trustee or such holder of Securities would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law. Amendments may be made to this agreement only as follows:

          (i) Amendments Without Consent of Holders.  Without the consent of any
              -------------------------------------
     Holders of Securities, the Company, when authorized by a Board Resolution of the Company, the Escrow Agent and the Trustee, at any time and from time to time, may enter into one or more amendments hereto, in form satisfactory to the Trustee and Escrow Agent, for any of the following purposes:

              (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company in the Indenture and in the Securities; or

              (2) to add to the covenants of the Company or to surrender any right or power herein conferred upon the Company; or

              (3) to comply with any requirements of the Commission in order to effect and maintain the qualification of the Indenture under the Trust Indenture Act; or

              (4) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or in the Indenture, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement, provided that such action pursuant to this Clause (4) shall not adversely affect the interests of the Holders in any material respect; or

                    (5) to evidence and provide for the acceptance and appointment hereunder of a successor Escrow Agent.

               (ii) Amendments with Consent of Holders.  With the consent of the
                    ----------------------------------
Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company, the Escrow Agent and the Trustee, the Company, when authorized by Board Resolutions of the Company, the Escrow Agent and the Trustee may enter into an amendment hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such amendment shall be made, without the consent of the Holder of each Outstanding Security, if such amendment would have the effect of:

                    (1) permitting the creation of any Lien on the Collateral ranking prior to or on a parity with the Trustee's interest therein, releasing all or any part of the Collateral (except as permitted under the Escrow Agreement as it exists on the date hereof) or otherwise depriving any Beneficiary of the security afforded by the granting of the security interest granted pursuant to this Agreement; or

                    (2) changing this Section 15(f).


             (iii)  Execution of Amendments. In executing, or accepting any
                    -----------------------
     amendment permitted by this Section 15(f), the Trustee and the Escrow Agent shall be fully protected in relying upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Escrow Agreement. The Trustee or the Escrow Agent may, but shall not be obligated to, enter into any such amendment which affects the Trustee's or the Escrow Agent's own rights, duties or immunities under this Escrow Agreement or otherwise.

             (g) Notices.  All notices and other communications required or
                 -------
permitted to be given or made under this Agreement shall be in writing and shall be deemed to have been duly given and received when actually received, including: (a) on the day of hand delivery; (b) three business days following the day sent, when sent by United States certified mail, postage and certification fee prepaid, return receipt requested, addressed as set forth below; (c) when transmitted by telecopy with verbal confirmation of receipt by the telecopy operator to the telecopy number set forth below; or (d) one business day following the day timely delivered to a next-day air courier addressed as set forth below:

               To Escrow Agent:

               Chase Manhattan Bank and Trust Company

               National Association
               101 California Street, Suite 2725
               San Francisco, California 94111

               Attention:  Corporate Trust Department

               Telecopy:  (415) 693-8850
               Telephone: (415) 954-9526

               To Trustee:

               Chase Manhattan Bank and Trust Company
               National Association
               101 California Street, Suite 2725
               San Francisco, California 94111

               Attention:  Corporate Trust Department

               Telecopy:  (415) 693-8850
               Telephone: (415) 954-9526

               To the Company:

               Exodus Communications, Inc.
               2650 San Tomas Expressway
               Santa Clara, California 95051

               Attention:  General Counsel

               Telecopy:  (408) 346-2206
               Telephone:  (408) 346-2200


or at such other address as the specified entity most recently may have designated in writing in accordance with this Section.

          (h) Counterparts.  This Agreement may be executed in one or more
              ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          (i) Captions.  Captions in this Agreement are for convenience only and
              --------
shall not be considered or referred to in resolving questions of interpretation of this Agreement.

          (j) Governing Law; Submission to Jurisdiction; Waiver of Damages.
              ------------------------------------------------------------

               (i) THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED UNDER THE LAWS OF THE STATE OF NEW YORK, AND ANY DISPUTE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE COMPANY, ESCROW AGENT, TRUSTEE AND THE HOLDERS OF SECURITIES IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

               (ii) THE COMPANY AGREES THAT TRUSTEE SHALL, IN ITS CAPACITY AS TRUSTEE OR IN THE NAME AND ON BEHALF OF ANY HOLDER OF SECURITIES, HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE COMPANY OR ITS PROPERTY IN A COURT IN ANY LOCATION REASONABLY SELECTED IN GOOD FAITH (AND HAVING PERSONAL OR IN REM JURISDICTION OVER THE COMPANY OR ITS PROPERTY, AS THE CASE MAY BE) TO ENABLE TRUSTEE TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF TRUSTEE. THE COMPANY AGREES THAT IT WILL NOT ASSERT ANY COUNTERCLAIMS, SETOFFS OR CROSSCLAIMS IN ANY PROCEEDING BROUGHT BY TRUSTEE TO REALIZE ON SUCH PROPERTY OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF TRUSTEE, EXCEPT FOR SUCH COUNTERCLAIMS, SETOFFS OR CROSSCLAIMS WHICH, IF NOT ASSERTED IN ANY SUCH PROCEEDING, COULD NOT OTHERWISE BE BROUGHT OR ASSERTED. THE COMPANY WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH TRUSTEE HAS COMMENCED A PROCEEDING DESCRIBED IN THIS PARAGRAPH INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS.

               (iii) THE COMPANY AGREES THAT NONE OF ESCROW AGENT, TRUSTEE OR ANY HOLDER OF SECURITIES SHALL HAVE ANY LIABILITY TO THE COMPANY (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) FOR LOSSES SUFFERED BY THE COMPANY IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO, THE TRANSACTIONS CONTEMPLATED AND THE RELATIONSHIP ESTABLISHED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNLESS IT IS DETERMINED BY A FINAL AND NONAPPEALABLE JUDGMENT OF A COURT THAT IS BINDING ON ESCROW AGENT, TRUSTEE OR SUCH HOLDER OF SECURITIES, AS THE CASE MAY BE, THAT SUCH LOSSES WERE THE RESULT OF ACTS OR OMISSIONS ON THE PART OF ESCROW AGENT, TRUSTEE OR SUCH HOLDER OF SECURITIES, AS THE CASE MAY BE,

     CONSTITUTING BAD FAITH, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

               (iv) TO THE EXTENT PERMITTED BY APPLICABLE LAW, AND EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, THE COMPANY WAIVES ALL RIGHTS OF NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE TRUSTEE OR ANY HOLDER OF SECURITIES OF ITS RIGHTS DURING THE CONTINUANCE OF AN EVENT OF DEFAULT TO REPOSSESS THE COLLATERAL WITH JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL OR OTHER SECURITY FOR THE SECURED OBLIGATIONS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF ESCROW AGENT, TRUSTEE OR ANY HOLDER OF SECURITIES IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO OBTAIN POSSESSION OF, REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL OR OTHER SECURITY FOR THE SECURED OBLIGATIONS, TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF ESCROW AGENT, TRUSTEE OR ANY HOLDER OF SECURITIES, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER OR PRELIMINARY OR PERMANENT INJUNCTION, THIS AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN THE COMPANY ON THE ONE HAND AND ESCROW AGENT, TRUSTEE AND/OR THE HOLDERS OF SECURITIES ON THE OTHER HAND.

          (k) No Adverse Interpretation of Other Agreements.  This Agreement may
              ----------------------------------------------
not be used to interpret another pledge, security or debt agreement of the Company or any subsidiary thereof. No such pledge, security or debt agreement may be used to interpret this Agreement.

          (l) Benefits of Agreement.  Nothing in this Agreement, express or
              ---------------------
implied, shall give to any person, other than the parties hereto and their successors hereunder, and the holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Agreement.

          (m) Interpretation of Agreement.  All terms not defined herein or in
              ---------------------------
the Indenture shall have the meaning set forth in the UCC, except where the context otherwise requires. To the extent a term or provision of this Agreement conflicts with the Indenture, the Indenture shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant to determine the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

          (n) Survival of Provisions.  All representations, warranties and
              ----------------------
covenants of the Company contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the termination of this Agreement.

          (o) Waivers.  The Company waives presentment and demand for payment of
              -------
any of the Secured Obligations, protest and notice of dishonor or default with respect to any of the Secured Obligations, and all other notices to which the Pledgor might otherwise be entitled, except as otherwise expressly provided herein or in the Indenture.

          (p) Agent for Service; Submission to Jurisdiction; Waiver of the
              ------------------------------------------------------------
Immunities.  By the execution and delivery of this Agreement, the Company (i)
----------
acknowledges that it has, by separate written instruments, designated and appointed CT Corporation System, 1633 Broadway, New York, NY 10019 ("CT Corporation System") (and any successor entity), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement that may be instituted in any federal or state court in the Borough of Manhattan, City of New York, State of New York or brought under federal or state securities laws, and represent and warrant that CT Corporation System has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit or proceeding and (iii) agrees that service of process upon CT Corporation System and written notice of said service to the Company in accordance with the provisions of this Agreement shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CT Corporation System in full force and effect for as long as the security interest in the Collateral evidenced by this Agreement continues to exist and has not been terminated as provided in Section 7 hereof; provided, however, that the Company
                                            --------  -------
may, and to the extent CT Corporation System ceases to be able to be served on the basis contemplated herein shall, by written notice to the Escrow Agent and the Trustee, designate such additional or alternative agent for service of process that (i) maintains an office located in the Borough of Manhattan, City of New York, State of New York, and (ii) is either (x) United States counsel for the Company or (y) a corporate service company which acts as agent for service of process for other persons in the ordinary course of its business. Such written notice shall identify the name of such agent for service of process and the address of the office of such agent for service of process in the Borough of Manhattan, City of New York, State of New York.

          To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court of any jurisdiction in which the Company owns or leases property or assets or the United States or the State of New York, or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property and assets or this Agreement or the Escrow Account or actions to enforce judgments in respect of any thereof, the Company hereby irrevocably waives such immunity in respect of its obligations under the above-referenced documents, to the extent permitted by law.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties have executed and delivered this Escrow Agreement as of the day first above written.



                              CHASE MANHATTAN BANK AND TRUST
                              COMPANY, NATIONAL ASSOCIATION




                              ----------------------------------------
                                    as Escrow Agent



                              By: /s/ Cecil D. Bobey
                                  ------------------------------------
                                    Name:  Cecil D. Bobey
                                    Title: Assistant Vice President



                              CHASE MANHATTAN BANK AND TRUST
                              COMPANY, NATIONAL ASSOCIATION



                              ----------------------------------------
                                    as Trustee



                              By: /s/ Cecil D. Bobey
                                  ------------------------------------
                                    Name:  Cecil D. Bobey
                                    Title: Assistant Vice President



                              EXODUS COMMUNICATIONS, INC.



                              By: /s/ Richard S. Stoltz
                                  ------------------------------------
                                    Name:  Richard S. Stoltz
                                    Title: Chief Operating Officer and
                                           Chief Financial Officer

                                   EXHIBIT A
                                   ---------

                Form of Payment Notice and Disbursement Request

                          [Letterhead of the Company]

                                    [Date]


Chase Manhattan Bank and Trust Company, National Association
101 California Street, Suite 2725
San Francisco, California 94111

Attention:  Corporate Trust Department

          Re:  Disbursement Request No.__________________
               [indicate whether revised]

Ladies and Gentlemen:

          We refer to the Escrow Agreement, dated as of June ___, 1998 (the "Escrow Agreement") among you (the "Escrow Agent"), the undersigned as Trustee, and Exodus Communications, Inc., a Delaware corporation (the "Company"). Capitalized terms used herein shall have the meaning given in the Escrow Agreement.

          This letter constitutes a Payment Notice and Disbursement Request under the Escrow Agreement.

          [choose one of the following, as applicable]

          [The undersigned hereby notifies you that a scheduled interest payment in the amount of $____________ is due and payable on ______________, ______ and requests a disbursement of funds contained in the Escrow Account in such amount to Trustee.]

          [The undersigned hereby notifies you and certifies you that the release $__________ of funds in the Escrow Account to the Company (to an account designated by the Company in writing), is currently permitted to be released in accordance with Section 3(c) of the Escrow Agreement and such amount shall be so remitted to the Company.]

          [The undersigned hereby notifies you that the Escrow Agreement has been terminated in accordance with Section 7 thereof and requests that you release the Escrow Account to the Company.]

          [The undersigned hereby notifies you that there has been an acceleration of the maturity of the Securities. Accordingly, you are hereby requested to disburse all remaining Escrow Funds contained in the Escrow Account to Trustee such that the balance in the Escrow Account is reduced to zero.]

          In connection with the requested disbursement, the undersigned hereby notifies you that:

          1. [The Securities have not, as a result of an Event of Default (as defined in the Indenture), been accelerated and become due and payable.]

          2.  All prior disbursements from the Escrow Account have been Applied.

          3.  [add wire instructions]

          Escrow Agent is entitled to rely on the foregoing in disbursing funds relating to this Payment Notice and Disbursement Request.


                                    By: _________________________________
                                         Name:
                                         Title:

                                   EXHIBIT B
                                   ---------

                      Notice of Additional Escrow Deposit

                          [Letterhead of the Company]

                                    [Date]


Chase Manhattan Bank and Trust Company,
 National Association, as Trustee
101 California Street, Suite 2725
San Francisco, California  94111
Attention:  Corporate Trust Department

Ladies and Gentlemen:

          We hereby give notice of the closing of Exodus Communications, Inc.'s (the "Company) offering of senior notes (the "Closing") in an aggregate principal amount not to exceed $75,000,000 (the "Additional Securities") on terms and conditions similar to the $200,000,000 11 1/4% Senior Notes due 2008, pursuant to the requirements of Section 3.03 of the Indenture dated as of July 1, 1998 between the Company and you.

          Pursuant to Section 2(b)(iii) of the Escrow Agreement, dated as of July 1, 1998 (the "Escrow Agreement") by and among the Company, you, as Escrow Agent, and you, as Trustee, we hereby deliver, or cause the delivery of, $_________ in immediately available funds (or U.S. Government Securities described in an attachment hereto) which funds or U.S. Government Securities shall be sufficient to pay, when due, the interest on such Additional Securities on each interest payment date through and including July 1, 2000. Please acknowledge in written form the receipt of these funds or U.S. Government Securities for deposit in the escrow account established pursuant to the Escrow Agreement.

                                    EXODUS COMMUNICATIONS, INC.




                                    ______________________________________
                                    By:
                                    Title:

                                   EXHIBIT C
                                   ---------

                             Officer's Certificate

                          [Letterhead of the Company]

                                    [Date]


Chase Manhattan Bank and Trust Company,
 National Association, as Trustee
101 California Street, Suite 2725
San Francisco, California  94111


Chase Manhattan Bank and Trust Company,
 National Association, as Escrow Agent
101 California Street, Suite 2725
San Francisco, California  94111

Ladies and Gentlemen:

          We reference our earlier written instructions to you pursuant to
Section 2(d)(i) of the Escrow Agreement, dated as of July 1, 1998 (the "Escrow Agreement") by and among the Company, you, as Escrow Agent, and you, as Trustee, designating the investment of Escrow Account funds in U.S. Government Securities (the "Investment").

          Pursuant to Section 2(d)(ii) of the Escrow Agreement, the undersigned
duly appointed, qualified and acting                 [TITLE]
                                     -------------------------------------------
of the Company, hereby certifies to you, as Escrow Agent, and you, as Trustee, that upon such Investment, you, as Trustee, will have a first priority perfected security interest in such Investment.


                                    EXODUS COMMUNICATIONS, INC.




                                    ----------------------------------------
                                    By:
                                    Title:

                                  SCHEDULE I

                            INITIAL ESCROW DEPOSIT





   SECURITY          MATURITY            CUSIP          YIELD         PRICE               COST             INTEREST DUE ON
---------------   ---------------   ---------------   ----------   ------------   --------------------     FIRST 4 INTEREST
                                                                                                           PAYMENT DATES
                                                                                                           -------------
     US Strip        11/15/98          912820AQ0        5.340%       $98.0510        $ 11,030,737.50       $ 11,250,000.00

     US Strip         5/15/99          912820AS6        5.470%       $95.4020        $ 10,732,725.00       $ 11,250,000.00

     US Strip        11/15/99          912820AU1        5.500%       $92.8280        $ 10,442,812.50       $ 11,250,000.00

     US Strip         5/15/00          912820AW7        5.460%       $90.4060        $ 10,170,675.00       $ 11,250,000.00
                                                                                     ---------------

                                    Total Purchase Price:                            $ 42,376,950.00
                                                                                     ===============